Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement Dated April 23, 2021
to the currently effective Prospectuses and Statement of Additional Information dated January 31, 2021, as supplemented from time to time, for Guggenheim Core Bond Fund (previously Guggenheim Investment Grade Bond Fund (the “Fund”))
This supplement provides updated information beyond that contained in the Prospectuses and Statement of Additional Information and should be read in conjunction with the Prospectuses and Statement of Additional Information.
The name of the Fund has been changed to “Guggenheim Core Bond Fund”. Accordingly, references to the Fund’s prior name, Guggenheim Investment Grade Bond Fund are hereby changed to Guggenheim Core Bond Fund. Other than this name change there are no other changes to the Fund’s investment objective, principal investment strategies or principal risks.
Please Retain This Supplement for Future Reference
USIB-SUP2-0421x0122